Focused on Energy Delivery, Positioned to Execute Introduction to CenterPoint Energy March 2018 A Fortune 500 company included in the: S&P 500 Index S&P 500 Utility Index Dow Jones Utility Average Index PHLX Utility Sector Index Russell 1000 Index For more information visit centerpointenergy.com Our 2016 Corporate Responsibility Report can be found at centerpointenergy.com/en-us/corporate/about-us/values/community Exhibit 99.1

This presentation and the oral statements made in connection herewith contain statements concerning CenterPoint Energy, Inc.’s (“our,” “CenterPoint Energy,” or the “Company”)expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects, capital investments or performance or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs, and rate base or customer growth) and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about our intentions with respect to our ownership interest in Enable Midstream Partners, LP (“Enable”), our expectation from Enable’s financial performance and its effect on the Company, our anticipated growth and guidance (including earnings, dividend, dividend payout ratio and core operating income growth), equity issuances, credit metrics and credit ratings, future financing plans and expectation for liquidity and capital resources, expenditures and recovery, average rate base and rate base growth, customer growth, adjusted funds from operations (“FFO”), implications resulting from enacted tax legislation (including the impact on regulatory treatment, deferred taxes, customer rates and adjusted FFO and debt) and effective tax rates, our anticipated regulatory filings and recovery mechanisms and Energy Services’ operating income target for 2018, among other statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth, Enable’s performance and ability to pay distributions, and other factors described in the Company’s Form 10-K for the period ended December 31, 2017 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Certain Factors Affecting Future Earnings” and in other filings with the Securities and Exchange Commission (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC’s website at www.sec.gov. Slide 18 is derived from Enable’s investor presentation as presented during its Q4 and full year 2017 earnings call dated February 20, 2018. This slide is included for informational purposes only. The content has not been verified by us, and we assume no liability for the same. You should consider Enable’s investor materials in the context of its SEC filings and its entire investor presentation, which is available on is website at http://investors.enablemidstream.com/. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (“GAAP”), including presentation of net income, diluted earnings per share and net cash provided by operating activities, the Company also provides guidance based on adjusted net income and adjusted diluted earnings per share and provides adjusted FFO, which are non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. The Company’s adjusted net income and adjusted diluted earnings per share calculation excludes from net income and diluted earnings per share, respectively, the impact of ZENS and related securities and mark-to-market gains or losses resulting from the Company’s Energy Services business. A reconciliation of net income and diluted earnings per share to the basis used in providing guidance is provided in this presentation on slide 28. The Company is unable to present a quantitative reconciliation of forward-looking adjusted net income and adjusted diluted earnings per share because changes in the value of ZENS and related securities and mark-to-market gains or losses resulting from the Company’s Energy Services business are not estimable. The Company’s adjusted FFO calculation excludes from net cash provided by operating activities the impact of changes in (i) other assets and liabilities (accounts receivable and unbilled revenues, net; inventory; taxes receivable; accounts payable; fuel cost recovery; non-trading derivatives, net; margin deposits, net; interest and taxes accrued; net regulatory assets and liabilities; other current assets; other current liabilities; other assets; and other liabilities), (ii) other, net, and (iii) amounts associated with transition and system restoration bond companies, and includes distributions from unconsolidated affiliates in excess of cumulative earnings. Management evaluates the Company’s financial performance in part based on adjusted net income, adjusted diluted earnings per share and adjusted FFO. We believe that presenting these non-GAAP financial measures enhances an investor’s understanding of the Company’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. Management believes the adjustments made in these non-GAAP financial measures exclude or include items, as applicable, to most accurately reflect the Company’s business performance. These excluded or included items, as applicable, are reflected in the reconciliation tables on slides 26, 27, and 28 and the adjusted FFO calculations on slides 24 and 25 of this presentation. The Company’s adjusted net income, adjusted diluted earnings per share and adjusted FFO non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, net income, diluted earnings per share and net cash provided by operating activities, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Cautionary Statement

Agenda Overview Review of Business Segments Electric Transmission and Distribution Natural Gas Distribution Energy Services Midstream Investments Appendix

Operating Energy Delivery Businesses that Provide Superior Performance for our Key Stakeholders Our Vision: Lead the nation in delivering energy, service and value We are a premier U.S. energy delivery company Delivering energy is CenterPoint Energy’s core business Delivering service and value applies to all stakeholders Our Strategy: Operate, Serve, Grow Ensure safe, reliable, efficient and environmentally responsible energy delivery businesses Utilize new and innovative technology to enhance performance Add value to energy delivery through superior customer service, new technology and innovation Provide leadership in the communities we serve Develop a diverse and capable employee base Invest in core energy delivery businesses Actively govern Enable Midstream investment

CenterPoint Energy, Inc. (NYSE: CNP)



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Electric Transmission & Distribution
Natural Gas Distribution
CenterPoint Energy Services
No Presence

Electric Transmission & Distribution

- Electric utility operations with ~2.4 million metered customers across ~5,000 square miles in and around Houston, Texas in 2017
- 88,636 GWh delivered in 2017

Natural Gas Distribution

- Regulated gas distribution jurisdictions in six states with ~3.5 million customers in 2017
- Delivered 412 BCF of natural gas in 2017

Energy Services

- Non-regulated competitive natural gas supply and related energy services serving ~31,000 commercial and industrial customers across 33 states in 2017
- Marketed 1,200 BCF of natural gas in 2017

investors.centerpointenergy.com 5

As of and for the year ended December 31, 2017 Operating Income / Equity Income Total Assets Electric Transmission and Distribution $610 $10,292 Natural Gas Distribution $328 $6,608 Energy Services $125 $1,521 Midstream Investments $265 $2,472 Other $9 $2,497 Reconciling Eliminations $(654) Consolidated $22,736 Business Segment Overview (3) All $ in millions: (1) Includes $75 million from transition and system restoration bond companies and $535 million from electric transmission and distribution operations (2) Includes mark-to-market gain of $79 million (3) Includes CNP’s $216 million interest in Enable’s $400 million net income, plus $49 million in basis difference accretion (4) Included in total assets of Other Operations as of December 31, 2017, are pension and other postemployment related regulatory assets of $600 million Note: Refer to slide 26 for a reconciliation of Operating Income to Core Operating Income on a guidance basis and slide 2 for information on non-GAAP measures Note: As per footnote 18 of the December 31, 2017 10-K filing (1) (2) (4)

CenterPoint Energy's Value Proposition

Highlights from Q4 2017 Earnings Call on February 22, 2018

CenterPoint Energy

- Targeting 2018 Guidance Basis EPS range of $1.50 - $1.60[(1)]
- Targeting 5 – 7% year-over-year earnings growth range for 2019 and 2020
- Dividend
  - Current Yield: 4.1%[(2)]
  - Dividend Growth of ~4% in 2015, 2016 and 2017
  - Payout ratio: 90% in 2015, anticipated 72% in 2018[(3)]
- Equity issuance not anticipated in 2018
- Strong credit metrics for current ratings

	Moody's		S&P		Fitch	
Company/Instrument	Rating	Outlook [(4)]	Rating	Outlook [(5)]	Rating	Outlook [(6)]
CenterPoint Energy Senior Unsecured Debt	Baa1	Stable	BBB+	Stable	BBB	Positive
Houston Electric Senior Secured Debt	A1	Stable	A	Stable	A+	Stable
CERC Corp. Senior Unsecured Debt	Baa2	Stable	A-	Stable	BBB	Positive

[(1)] As of February 22, 2018
[(2)] Based on closing price of $27.09 on March 8, 2018.
[(3)] Assuming the midpoint of our 2018 guidance basis EPS range and annualizing the recently paid dividend over four quarters.
[(4)] A Moody's rating outlook is an opinion regarding the likely direction of an issuer's rating over the medium term.
[(5)] An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term.
[(6)] A Fitch rating outlook indicates the direction a rating is likely to move over a one- to two-year period.

investors.centerpointenergy.com 7

CenterPoint Energy’s Value Proposition Strong operating cash flow and balance sheet Capital investment in transmission and distribution assets is expected to enable growth Capital recovery mechanisms at electric and natural gas utilities help reduce regulatory lag Environmental risks associated with a fully integrated utility are reduced as CNP has no generation assets Low commodity prices and the competitive retail electric market help keep customer bills low Enable Midstream’s financial performance and balance sheet expected to translate into value for CenterPoint Energy’s cash flow and earnings

2018 – 2020 Earnings Outlook[1]

As provided on Q4 2017 Earnings Call on February 22, 2018



Diluted EPS on a Guidance (Non-GAAP) Basis (2)
$1.90
$1.70
$1.50
$1.30
$1.10
$0.90
$0.70
$1.10
$1.16
$1.37 (3)
$1.50 – 1.60
5-7% Diluted EPS Growth Over 2018
5-7% Diluted EPS Growth Over 2019
2015
2016
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2018
2019
2020

- The $1.55 guidance midpoint for 2018 represents 6% growth from $1.37 plus approximately $0.10 from the Tax Cuts and Jobs Act (TCJA)
- 2019 and 2020 year-over-year growth rate target of 5 – 7%
- Capital investment anticipated to be a primary driver of growth trajectory

(1) As of February 22, 2018
(2) Refer to slides 27 – 28 for reconciliation to GAAP measures and slide 2 for information on non-GAAP measures
(3) Excluding tax reform benefit

Note: The guidance range considers utility operations performance to date and certain significant variables that may impact earnings, such as weather, throughput, commodity prices, effective tax rates, financing activities, and regulatory and judicial proceedings to include regulatory action as a result of recent tax reform legislation. The guidance range also assumes ownership of 54.1% of the common units representing limited partner interests in Enable and includes the amortization of CenterPoint Energy's basis differential in Enable and effective tax rates. In providing this guidance, CenterPoint Energy uses a non-GAAP measure of adjusted diluted earnings per share that does not consider other potential impacts, such as changes in accounting standards or unusual items, earnings or losses from the change in the value of the ZENS securities and the related stocks, or the timing effects of mark-to-market accounting in its Energy Services business. CenterPoint does not include other potential Enable impacts on guidance, such as any changes in accounting standards or unusual items

investors.centerpointenergy.com 9

Business Segment: Electric Transmission and Distribution Houston Electric ~2.4 million metered customers; ~5,000 square miles in and around Houston, Texas in 2017 Residential customer growth 2.4% in 2016 1.6% in 2017 Earned near its 10% authorized ROE in 2017 Transmission and distribution capital recovery mechanisms that reduce regulatory lag 2017 Operating Income ($, millions) Total: $610 million

Business Segment: Electric Transmission and Distribution Capital Investment Outlook 2017A 2018E 2019E 2020E 2021E 2022E Transmission 49% 43% 44% 49% 43% 36% Distribution 46% 49% 52% 48% 52% 57% (1) (1) Includes AFUDC Note: Current as of February 22, 2018, as provided on our Q4 2017 earnings call $4.8 Billion 2018 – 2022 Capital Plan $924 $949 $958 $1,004 $959 $900

Improving Customer Satisfaction and Energy Efficiency CenterPoint expects to publish the 2017 Corporate Responsibility Report on the Investors section of our website in late March Carbon footprint lower than integrated utilities due to a lack of generation assets Natural Gas Distribution CIP In 2017, our customers saved 3.23 BCF of natural gas $25.8 million in energy cost 38,000 homes equivalent energy use 172,000 metric tons of carbon footprint Electric Transmission and Distribution 20 energy-efficiency programs In 2017, our customers saved 170,000 megawatt hours of electricity 130,000 metric tons of carbon footprint Source: Internal CenterPoint data as of January 1, 2018 CIP – Conservation Improvement Program

Business Segment: Natural Gas Distribution Six state footprint with vibrant metropolitan areas of Houston and Minneapolis ~3.5 million customers in 2017 Customer growth 1% in 2016 ~1% in 2017 Earning near allowed returns; aggregate 9.6% allowed ROE in 2017 Capital recovery mechanisms that reduce regulatory lag 2017 Natural Gas Distribution Operating Income ($, millions) Total: $328 million ~80% of 2017 Natural Gas Distribution Operating Income is from Texas and Minnesota Operations 38% 8% 14% 40%

Capital Recovery Method 2017A 2018E 2019E 2020E 2021E 2022E Annual Mechanisms 58% 65% 58% 66% 67% 67% Rate Cases 42% 35% 42% 34% 33% 33% (1) Includes AFUDC Note: Current as of February 22, 2018, as provided on our Q4 2017 earnings call $3.2 Billion 2018 – 2022 Capital Plan $523 $635 $612 $637 $664 $687 Business Segment: Natural Gas Distribution Capital Investment Outlook (1)

Capital rate base projected to grow primarily as a result of capital investment outlook (1) The average annual rate base is subject to change due to actual capital investment and deferred taxes, the time frame over which excess deferred taxes are returned to customers, and the actual rate base authorized (2) Projected average rate base is the total average rate base for the year and not just the amount that has been reflected in rates Note: Current as of February 22, 2018, as provided on our Q4 2017 earnings call Rate Base Growth: 8.3% CAGR 2017 - 2022 (1) (2) $7,945 $8,638 $9,470 $10,266 $11,096 $11,837 9.2% CAGR 7.8% CAGR Rate Base Growth Electric Transmission and Distribution and Natural Gas Distribution

Business Segment: Energy Services Energy Services contributed operating income of $46 million in 2017 compared to $41 million in 2016, excluding a mark-to-market gain of $79 million and loss of $21 million, respectively Operating income, excluding the mark-to-market gain, increased primarily as a result of higher throughput Targeting Energy Services operating income of $55 - $65 million for 2018 (1) Represents 4.4% of U.S. gas consumption (2017 EIA data) Note: Current as of February 22, 2018, as provided on our Q4 2017 earnings call (1)

Business Segment: Midstream Investments Reported equity earnings of $265 million or $0.38 per diluted share, excluding tax reform, in 2017, compared to $208 million or $0.28 per diluted share in 2016 $0.38 per diluted share in 2017 represents 27.7% of guidance basis earnings, excluding the impacts of tax reform, compared to 24.1% of guidance basis earnings in 2016 CenterPoint owns 233.9 million of 432.6 million common units, a 54.1% ownership percentage CenterPoint and OGE share 50/50 management interest in the General Partner (1) Representing limited partner interests OGE – OGE Energy Corp.

Business Segment: Midstream Investments

Per Enable's 4th quarter and full-year 2017 presentation dated February 20, 2018

RECORD-SETTING YEAR(1)

- ✓ Highest natural gas gathered and processed volumes
- ✓ Highest NGLs produced
- ✓ Highest natural gas transported volumes

SIGNIFICANT COMMERCIAL SUCCESSES

- ✓ Acquisition of Align Midstream extending Ark-La-Tex footprint and further optimizing midstream services in the basin
- ✓ Announced Project Wildcat, a 400 million cubic feet per day (MMcf/d) rich natural gas takeaway solution from the Anadarko Basin to North Texas
- ✓ Announced the CaSE project, a 205,000 dekatherms per day (Dth/d) firm natural gas transportation solution for growing Anadarko Basin production
- ✓ Contracted firm, fee-based agreements on EGT and EOIT

STRONG RIG ACTIVITY IN FOOTPRINT[2]



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CONTINUED VOLUME GROWTH

Natural Gas Gathered Volumes (TBtu/d)



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(1) Full-year operational performance since Enable's formation in 2013

(2) Per Drillinginfo as of February 5, 2018

investors.centerpointenergy.com 18

Business Segment: Midstream Investments(1) Financial Statements Impact $297 million(2) cash distributions received in 2017 $0.38(3) per share impact to 2017 guidance basis EPS, excluding tax reform $0.42 - $0.50(4) per share impact to guidance basis EPS in 2018 CNP Ownership of Enable Midstream Common Units Intend to reduce our exposure to commodity prices through unit sales over a multi-year period Timing and size of potential sales based on market conditions Any net proceeds would support our balance sheet and the recently announced increased investment in our utilities (1) Does not include CNP’s investment of $363 million in Enable’s 10% Series A Preferred Units (2) $0.318 per share distribution from Enable per quarter. CNP owns 233,856,623 common units, representing a 54.1% limited partner interest in Enable (3) Includes CNP’s $216 million interest in Enable’s $400 million net income, plus $49 million in basis difference accretion (4) Includes CNP’s current 54.1% ownership interest in Enable’s Net Income guidance, provided on Enable’s 4th quarter and full-year 2017 presentation dated February 20, 2018, of $355-$435 million, plus basis difference accretion

Appendix

Tax Cuts and Jobs Act Impact (1) Excluding Transition and System Restoration bonds, see slides 24 – 25 Lower Effective Tax Rate The reduction in rates is expected to provide approximately a $0.10 increase in 2018 diluted EPS, primarily associated with our unregulated businesses Balance Sheet and Credit Metric Impacts Adjusted FFO/Total debt of 24% for 2017(1), anticipated to decline approximately 300 basis points in 2018 as a result of tax reform CenterPoint anticipated to remain within our target credit metrics Reduced Customer Rates Regulatory liability of approximately $1.3 billion is expected to be returned to customers over time Reduced federal tax rate from 35% to 21% is expected to be reflected in customer rates

Enable Midstream Partners, LP Ownership Structure Note: As of December 31, 2017 Public Unitholders Transportation and Storage Gathering and Processing GP Interest 50% management interest 40% economic interest LP Interest 54.1% of common units 100% of Series A Preferred Units Enable GP, LLC Incentive Distribution Rights GP Interest 50% management interest 60% economic interest LP Interest 25.7% of common units LP Interest 20.2% of common units NYSE: ENBL

Regulatory Mechanisms Electric Transmission and Distribution Distribution Cost Recovery Factor (DCRF) – filed annually Transmission Cost of Service (TCOS) – eligible to file two times per year Natural Gas Distribution Gas Reliability Infrastructure Program (GRIP) for capital cost recovery in Texas Formula Rate Plan (FRP) in Arkansas Forward Test Year in Minnesota Cost of Service Adjustment in Louisiana, Mississippi and Oklahoma Gas Margin Stabilization Minnesota Decoupling Arkansas Billing Determinant Adjustment (BDA) Weather Normalization Adjustment (WNA) in Arkansas, Louisiana, Mississippi and Oklahoma Note: For more information, refer to Regulatory Information and Q4 and full year 2017 earnings materials in the Investors section of our website

CenterPoint Energy Consolidated Adjusted Funds From Operations (FFO) This slide includes adjusted funds from operations (“FFO”) which is net cash provided by operating activities: Excluding (I) changes in other assets and liabilities, (II) other, net and (III) amounts related to transition and system restoration bonds, as applicable; and Including distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities, as applicable Note: Refer to slide 2 for information on non-GAAP measures Year Ended December 31, 2017 Year Ended December 31, 2016 Year Ended December 31, 2015 ($ in millions) Net cash provided by operating activities $ 1,421 $ 1,931 $ 1,870 Less: Changes in other assets and liabilities Accounts receivable and unbilled revenues, net 216 117 (345) Inventory 7 (34) (28) Taxes receivable (30) (142) (18) Accounts payable (136) (133) 224 Fuel cost recovery 85 72 (43) Non-trading derivatives, net 84 (30) 7 Margin deposits, net 55 (101) 4 Interest and taxes accrued (5) (5) 10 Net regulatory assets and liabilities 107 60 (63) Other current assets (1) 17 (10) Other current liabilities (34) (22) 50 Other assets 4 16 5 Other liabilities (36) (30) (8) Less: Other, net (24) (48) (27) Funds from Operations $ 1,713 $ 1,668 $ 1,628 Amounts included in Cash Flows from Investing Activities: Distributions from unconsolidated affiliates in excess of cumulative earnings 297 297 148 Less: Amounts associated with Transition and System Restoration Bond Companies (330) (456) (368) Adjusted Funds From Operations (FFO) $ 1,680 $ 1,509 $ 1,408

CenterPoint Energy Consolidated Ratio of Adjusted FFO/Total Debt Excluding Transition and System Restoration Bonds

($ in millions)	December 31, 2017	December 31, 2016	December 31, 2015
Short-term Debt:			
Short-term borrowings	$ 39	$ 35	$ 40
Current portion of transition and system restoration bonds*	434	411	391
Indexed debt (ZENS)**	122	114	145
Current portion of other long-term debt	50	500	328
Long-term Debt:			
Transition and system restoration bonds, net*	1,434	1,867	2,276
Other, net	6,761	5,665	5,590
Total Debt, net	$ 8,840	$ 8,592	$ 8,770
Less: Transition and system restoration bonds (including current portion)*	(1,868)	(2,278)	(2,667)
Total Debt, excluding transition and system restoration bonds	**$ 6,972**	**$ 6,314**	**$ 6,103**
Adjusted FFO/Total Debt, excluding transition and system restoration bonds	**24.1%**	**23.9%**	**23.1%**

* The transition and system restoration bonds are serviced with dedicated revenue streams, and the bonds are non-recourse to CenterPoint Energy and CenterPoint Energy Houston Electric

** The debt component reflected on the financial statements was $122 million, $114 million, and $145 million as of December 31, 2017, December 31, 2016, and December 31, 2015, respectively. The principal amount on which 2% interest is paid was $828 million on each of December 31, 2017, December 31, 2016 and December 31, 2015. The contingent principal amount was $505 million, $514 million and $705 million as of December 31, 2017, December 31, 2016, and December 31, 2015, respectively. At maturity or upon redemption, holders of ZENS will receive cash at the higher of the contingent principal amount or the value of the reference shares of Time Warner Inc., Time Inc. and Charter Communications, Inc.

This slide includes adjusted funds from operations ("FFO") which is net cash provided by operating activities:

- Excluding (I) changes in other assets and liabilities, (II) other, net and (III) amounts related to transition and system restoration bonds, as applicable; and
- Including distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities, as applicable

Note: Refer to slide 2 for information on non-GAAP measures and slide 24 for CenterPoint Energy's adjusted FFO calculation

25

Reconciliation: Operating Income to Core Operating Income on a Guidance (Non-GAAP) Basis

Reconciliation: Net Income and Diluted EPS to Adjusted Net Income and Adjusted Diluted EPS Used in Providing Annual Earnings Guidance

Reconciliation: Net Income and Diluted EPS to Adjusted Net Income and Adjusted Diluted EPS Used in Providing Annual Earnings Guidance